Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Cincinnati Bell Inc. Savings and Security Plan (the “Plan”) on Form 11-K for the period ending December 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald R. Scheick, Secretary of the Employees’ Benefit Committee, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Donald R. Scheick

Donald R. Scheick

Secretary — Employees’ Benefit Committee

June 25, 2003